Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Leasing commitments
The Company periodically enters into leases in connection with ground leases for neighborhood and community shopping centers which it operates and office leases for administrative space. During the years ended December 31, 2013 and 2012, the period from June 28, 2011 to December 31, 2011 and the period from January 1, 2011 to June 27, 2011, the Company recognized rent expense associated with these leases of $9.6 million, $9.4 million $4.8 million and $4.5 million, respectively. Minimum annual rental commitments associated with these leases during the next five years and thereafter are as follows: 2014, $8.6 million; 2015, $8.6 million; 2016, $8.1 million; 2017, $8.0 million; 2018, $7.3 million and thereafter, $93.6 million.

Insurance captive
In April 2007, the Company formed a wholly owned captive insurance company, ERT-CIC, LLC (“ERT CIC”) which underwrote the first layer of general liability insurance programs for the Company’s wholly owned, majority owned and joint venture properties. The Company formed ERT-CIC as part of its overall risk management program and to stabilize insurance costs, manage exposure and recoup expenses through the functions of the captive program. The Company capitalized ERT CIC in accordance with the applicable regulatory requirements. ERT CIC established annual premiums based on projections derived from the past loss experience of the Company’s properties. ERT CIC engaged an independent third party to perform an actuarial estimate of future projected claims, related deductibles and projected expenses necessary to fund associated risk management programs. Premiums paid to ERT CIC may be adjusted based on this estimate and may be reimbursed by tenants pursuant to specific lease terms.

During 2012, the Company replaced ERT-CIC with a newly formed, wholly owned captive insurance company, Brixmor Incap, LLC (“Incap”). Incap underwrites the first layer of general liability insurance programs for the Company’s wholly owned, majority owned and joint venture properties. The Company formed Incap as part of its overall risk management program and to stabilize insurance costs, manage exposure and recoup expenses through the functions of the captive program. The Company has capitalized Incap in accordance with the applicable regulatory requirements. Incap established annual premiums based on projections derived from the past loss experience of the Company’s properties. Incap has engaged an independent third party to perform an actuarial estimate of future projected claims, related deductibles and projected expenses necessary to fund associated risk management programs.

Premiums paid to Incap may be adjusted based on this estimate and may be reimbursed by tenants pursuant to specific lease terms.

Environmental matters
Under various federal, state and local laws, ordinances and regulations, the Company may be considered an owner or operator of real property or may have arranged for the disposal or treatment of hazardous or toxic substances. As a result, the Company may be liable for certain costs including removal, remediation, government fines and injuries to persons and property. The Company does not believe that any resulting liability from such matters will have a material adverse effect on the financial position, results of operations or liquidity of the Company.

Other legal matters
The Company is subject to various other legal proceedings and claims that arise in the ordinary course of business. Management believes that the final outcome of such matters will not have a material adverse effect on the financial position, results of operations or liquidity of the Company.